UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 17, 2008

                           -------------------------


                                Baxx Systems Inc.
                                -----------------
                   (FORMERLY BARRINGTON SCIENCES CORPORATION)
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

               33-27042-NY                              93-0996537
          (Commission File No.)            (I.R.S. Employer Identification No.)

            1107 Bennet Drive
Port Coquitlam, British Columbia, Canada                  V3C 6H2
(Address of principal executive offices)                 (Zip Code)

                  Registrant's telephone number: (604) 868-7400


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Section 3

Change to Authorized Capital and shares issued

1. On March 17, 2008 the registrant, Baxx Systems Inc. (Formerly known as Barrington Sciences Corporation) elected to roll back the common shares from 19,276,700 to 2,745,000 and this resulted in the reducing the issued common shares so that there are only 1,000,000 issued and outstanding. It did not change the percentage of ownership of any shareholder.

                                    Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Baxx Systems Inc.

                                             /s/ Lorne Broten
                                             ----------------
                                             By:  Lorne Broten
                                             Its: Chief Financial Officer


Date:  March 17, 2008